UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 30, 2005
                                                     (January 15, 2005)

                           NewMarket Technology Inc.
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             (Exact name of registrant as specified by its charter)




       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS


Item 8.01 Other Events

     On Friday, January 25, 2005, NewMarket disclosed entering into a definitive agreement to acquire Gaozhi Communication of Shanghai, China, subject to review by Chinese authorities. The proposed transaction did not conform with Chinese regulations. NewMarket and the Seller, Gaozhi Science and Technology, the parent Company of Gaozhi Communications, alternatively partnered in the foundation of a new company. Rather than acquiring Gaozhi Communications, NewMarket has established a wholly owned foreign entity (WOFE) in China and partnered with Gaozhi Science and Technology to pursue the originally contemplated business strategy in China. The name of the registered WOFE is Clipper Technology.



SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

20.3 Statement to Security Holders regarding acquisition of Gaozhi Communications of Shanghai, China. Dated August 30, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NewMarket Technology, Inc.

Date:   August 30, 2005

                         By:  /s/ Philip M. Verges
                            -------------------------------------
                            Philip M. Verges
                            Chief Executive Officer and
                            Chief Financial Officer